COMPASS 2 AND 3 VARIABLE ACCOUNTS:

                      Capital Appreciation Variable Account

                      Supplement to the Current Prospectus

Effective immediately, the applicable portion of the Portfolio Managers section of the Prospectus is hereby revised as follows:

Portfolio Managers

Information regarding the portfolio managers of the variable account is set forth below. Further information regarding the variable account's portfolio managers, including other accounts managed, compensation, ownership of variable account units and possible conflicts of interest, is available in the variable account's SAI. The portfolio managers are primarily responsible for the day-to-day management of the variable account.

Portfolio Managers                  Primary Role            Since     Title and Five Year History
S. Irfan Ali                      Portfolio Manager       December    Senior Vice President of MFS; employed in the
                                                            2005      investment management area of MFS since 1993.

Maureen H. Pettirossi             Portfolio Manager       December    Vice   President   of   MFS;   employed   in  the
                                                            2005      investment  management  area of MFS  since  2002;
                                                                      Senior Securities Analyst of Wilke/Thompson
                                                                      Capital Management prior to 2002.


                The date of this Supplement is December 6, 2005.